497(e)
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AXA Equitable Life Insurance Company

SUPPLEMENT DATED SEPTEMBER 10, 2007 TO THE MAY 1, 2007 PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR MOMENTUM(SM) AND MOMENTUM PLUS(SM)
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This Supplement modifies certain information in the above-referenced Prospectus and Supplements to Prospectus and Statement of Additional Information, dated
May 1, 2007, as previously supplemented (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request.
Please contact the customer service group referenced in your prospectus.


SAVE 1-2-3

Beginning September 10, 2007, AXA Equitable is making the Save 1-2-3 Program available under the Momentum(SM) and Momentum Plus(SM) contracts. Please note the following changes to the disclosure in the Prospectuses:

(1) In "Contract features and benefits - How contributions can be made", please note the following changes:

     (A) The third paragraph is deleted in its entirety and replaced with the following:

     The contract owner may instruct us to accept a participant's plan investment allocations as the contract allocation with respect to plan assets attributable to a participant's retirement account value. If so instructed, we will allocate contributions under the contract according to the allocation percentages specified on a participant's enrollment form. In the absence of direct instructions from the contract owner, if we receive an initial contribution before we receive a signed enrollment form or the allocation instructions on the form are incomplete (e.g., do not add up to 100%), we will notify the employer or plan trustee, as applicable, and request corrected instructions. The contract owner may also instruct us as to participants' investment allocations pursuant to the Save 1-2-3 program, as described below.

     (B) The following section is added after the definition of "business day":


     SAVE 1-2-3

     Employers and plan trustees, as applicable, may elect the Save 1-2-3 program under the MOMENTUM(SM) contract. Save 1-2-3 includes several features designed to promote increased retirement savings by participants, including Automatic Enrollment, Automatic Investment and Automatic Deferral Increase. Employers or plan trustees that choose to use the Save 1-2-3 program may elect any or all of the features described below that suit their plans' needs. Please note that not all features may be available in all plans. Participants are encouraged to speak with their employers, to learn more information about the details of the Save 1-2-3 program available under their plans.


     AUTOMATIC ENROLLMENT

     If the Automatic Enrollment feature is elected, all eligible employees will be enrolled under the MOMENTUM(SM) contract, at the salary deferral percentage mandated by the terms of their plan and not inconsistent with the Code. Participants can choose to allocate their contributions among the investment options, but if they do not choose an allocation by the cut off date under their plan, their contributions will be allocated automatically to the default option selected under the plan, which may be the participant default Automatic Investment option described below, or, if that option is not selected, a general default option for the plan. In order to elect the Automatic Enrollment feature, employers or plan trustees must provide census information via the EQSponsor website at www.axa-equitable.com for all employees, including employees who are eligible and not contributing as well as ineligible employees.

     Eligible employees have the right to opt out of the plan altogether. However, if they do not opt out by the cut off date under their plan, they will be automatically enrolled, and a percentage of their compensation will be contributed to the plan. The Pension Protection Act of 2006 provides that participants have the right to opt out of the plan within 90 days of their initial contribution. Participants may also have the right to withdraw any contributions into the plan (as adjusted for investment performance) from the plan if they opt out during that 90-day period, if the plan permits such withdrawals. If their plan does not permit such withdrawals during the first 90 days, their ability to make withdrawals will be subject to the same terms and conditions described in the section entitled "Withdrawals and termination" under "Accessing your money" later in this prospectus. Participants have the right to cease making further contributions at any time.

888-1423                                                                  x01797
139570 (9/07)                                                              NB/IF

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     AUTOMATIC INVESTMENT

     Save 1-2-3 permits an employer or plan sponsor to choose the option into which contributions are to be allocated if no selection has been made for a participant's contributions. The Automatic Investment option may be a single investment option or a mix of the investment options available under the plan. The Automatic Investment option may be different than the general default option under the plan. The plan sponsor has a fiduciary duty to determine the appropriate default options for the plan. If the employer or plan trustee selects the Target Date Allocation Portfolios (namely, the Target 2015 Allocation portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation portfolio and Target 2045 Allocation portfolio) as the participant default Automatic Investment option, participants will automatically be placed in the appropriate Target Date Allocation Portfolio based on their date of birth and the plan's retirement age. AXA Equitable assumes that 65 is the normal retirement age, unless the employer or plan trustee provides a different age.


     AUTOMATIC DEFERRAL INCREASE

     Employers or plan trustees can also choose the Automatic Deferral Increase option. Under this option, participants' salary deferral percentage will automatically increase each year at a specified percentage until it reaches a maximum deferral percentage. The rate of the annual increase and the maximum deferral percentage is mandated by the terms of the plan.

     Participants who want to opt out of any or all of these options can do so by using EQAccess, by visiting our website at www.axa-equitable.com and clicking on EQAccess. Participants whose contributions have been allocated to default option can transfer their account value to other investment options available under the MOMENTUM(SM) contract as described in the section entitled "Transferring your money among investment options" later in this prospectus.

(2) In "Contract features and benefits - Allocating your contributions", the following is added to the end of the first paragraph:

Contributions from participants in plans using the Save 1-2-3 program are allocated automatically to the default investment option specified by the employer or plan trustee, until the participant provides alternate allocation instructions.

(3) In "Charges and expenses -- Charges under the contract -- We will waive the withdrawal charge if:", the following is added after the seventh bullet point:

     o The amount withdrawn is a request for a refund of contributions made due to an automatic investment, provided the withdrawal is made within 90 days of the date of the participant's initial contribution pursuant to the terms of the Pension Protection Act of 2006.

Momentum(SM) and Momentum Plus(SM) are service marks of AXA Equitable Life Insurance Company










  (Copyright)2007 AXA Equitable Life Insurance Company. All rights reserved.
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

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